                                                                   EXHIBIT 10.30


                     EIGHTH AMENDMENT, CONSENT AND WAIVER
                        TO LOAN AND SECURITY AGREEMENT


     This Eighth Amendment, Consent and Waiver to Loan and Security Agreement, dated as of June 23, 1997 (this "Consent"), is by and among Wolfe Nursery, Inc.,
                                 -------
a Delaware corporation, Tip Top Nurseries, Inc., an Arizona corporation, Nurseryland Garden Centers, Inc., a California corporation, as borrowers (collectively, the "Borrowers"), Sunbelt Nursery Group, Inc., a Delaware
                    ---------
corporation ("Sunbelt"), Sunbelt Nursery Holdings, Inc., an Arizona corporation,
              -------
Sunbelt Management Services, Inc., a Delaware corporation, as guarantors (collectively, the "Guarantors" and, together with the Borrowers, the "Loan
                    ----------                                         ----
Parties"), and American National Bank and Trust Company of Chicago, a national
-------
banking association (the "Lender").  Capitalized terms used in this Consent and
                          ------
not otherwise defined have the meanings assigned to such terms in the Loan Agreement (as defined below).

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, the Loan Parties and the Lender are parties to the Loan and Security Agreement dated as of October 14, 1994 (as such agreement may be amended, modified, restated or supplemented from time to time, the "Loan
                                                                    ----
Agreement");
---------

     WHEREAS, Timothy R. Duoos desires to sell 1,000,000 shares of Sunbelt common stock (the "Transaction") and use the proceeds of such sale to payoff and
                   -----------
terminate the credit facility provided by, among other things, the Credit Agreement dated as of October 14, 1994 (as amended, the "Duoos Credit
                                                         ------------
Agreement"), between Timothy R. Duoos and the Lender; and

     WHEREAS, the Loan Parties have requested that the Lender amend the Loan Agreement to provide for the Transaction, consent to the Transaction and waive any event of default that may occur as a result of the Transaction, and the Lender has agreed to such a request;

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained in this Consent, the Loan Parties and the Lender agree as follows:

     SECTION 1.  AMENDMENT TO LOAN AGREEMENT
                 ---------------------------

     On the date of this Consent, the Loan Agreement is amended by deleting
Section 9.1(O) in its entirety and replacing it as follows:

     (O) Timothy R. Duoos does not own at least 3,200,000 shares of the common stock of Sunbelt;
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     SECTION 2.  CONSENT AND WAIVER
                 ------------------

     On the date of this Consent, the Lender consents to the Transaction and waives any Event of Default under Section 9.1(O) of the Loan Agreement as a result of the Transaction. Nothing in this Consent should in any way be deemed a (i) waiver of any other Event of Default under the Loan Agreement or (ii) an agreement to forbear from exercising any remedies with respect to any such other Event of Default.

                    SECTION 3.  CONDITIONS TO EFFECTIVENESS
                                ---------------------------

     The obligation of the Lender to make the consents and waivers contemplated by this Consent and the effectiveness thereof, are subject to the following:

     (A)  THIS CONSENT.  The Lender has received a duly executed and delivered
          ------------
copy of this Consent.

     (B)  NO DEFAULT.  As of the date of this Consent, except as expressly
          ----------
waived in Section 2 above, no Event of Default or Default under the Loan
          ---------
Agreement has occurred and is continuing or will result from the transactions contemplated by this Consent.

     (C)  PAYOFF OF DUOOS CREDIT AGREEMENT.  The Lender has received the
          --------------------------------
proceeds of the Transaction from Timothy R. Duoos, which proceeds will be applied to the repayment of all principal and interest owing under the Duoos Credit Agreement.

                           SECTION 4.  MISCELLANEOUS
                                       -------------

     (A)  CAPTIONS.  The recitals to this Consent (except for definitions) and
          --------
the section captions used in this Consent are for convenience only, and do not affect the construction of this Consent.

     (B)  COUNTERPARTS.  This Consent may be executed in any number of
          ------------
counterparts and by the different parties on separate counterparts, and each such counterpart is deemed to be an original, but all such counterparts together constitute but one and the same Consent. The Loan Parties and the Lender agree to accept facsimile counterparts.

     (C)  COSTS, EXPENSES AND TAXES.  Each Loan Party affirms and acknowledges
          -------------------------
that Section 10.2 and Section 10.3 of the Loan Agreement applies to this Consent and the transactions and agreements and documents contemplated under this Consent.

     (D)  GUARANTORS REAFFIRMATION.  Each of the Guarantors acknowledges that it
          ------------------------
has read this Consent and consents to this Consent and agrees that its Guaranty of the Guaranteed Obligations (as defined in such Guaranty) continues in full force and effect, is valid and enforceable and is not impaired or

                                      -2-
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otherwise affected by the execution of this Consent or any other document or instrument delivered in connection with this Consent.

                                   *   *   *

     Delivered at Chicago, Illinois, as of the day and year first above written.


                                         WOLFE NURSERY, INC.,
                                         as a Borrower


                                         By:/s/Richard R. Dwyer
                                            -------------------------------
                                             Name: Richard R. Dwyer
                                             Title: President



                                         TIP TOP NURSERIES, INC.,
                                         as a Borrower


                                         By:/s/Richard R. Dwyer
                                            -------------------------------
                                             Name: Richard R. Dwyer
                                             Title: President



                                         NURSERYLAND GARDEN CENTERS, INC.,
                                         as a Borrower


                                         By:/s/Richard R. Dwyer
                                            -------------------------------
                                             Name: Richard R. Dwyer
                                             Title: President



                                         SUNBELT NURSERY GROUP, INC.,
                                         as a Guarantor



                                         By:/s/Richard R. Dwyer
                                            -------------------------------
                                             Name: Richard R. Dwyer
                                             Title: President



                                         SUNBELT NURSERY HOLDINGS, INC.,
                                         as a Guarantor


By:/s/Michael P. Martin                  By:/s/Richard R. Dwyer
   ------------------------------           ------------------------------
   Name: Michael P. Martin                   Name: Richard R. Dwyer
   Title: Secretary                          Title: President

                                SUNBELT MANAGEMENT SERVICES, INC.,
                                as a Guarantor


                                By:/s/Timothy R. Duoos
                                   -------------------------------
                                    Name: Timothy R. Duoos
                                    Title: Chief Executive Officer



                                AMERICAN NATIONAL BANK AND
                                  TRUST COMPANY OF CHICAGO



                                By:/s/Elizabeth J. Limpert
                                   -------------------------------
                                    Elizabeth J. Limpert
                                    First Vice President


          Timothy R. Duoos, guarantor under the Guaranty dated as of October 14, 1994 (the "Duoos Guaranty") made in favor of the Lender, acknowledges that he
           --------------
has read this Consent referenced herein and consents to this Consent and agrees that his guarantee of the Guaranteed Obligations (as defined in the Duoos Guaranty) continues in full force and effect, is valid and enforceable and is not impaired or otherwise affected by the execution of this Consent or any other document or instrument delivered in connection with this Consent.




                                   /s/Timothy R. Duoos
                                   ------------------------------
                                    Timothy R. Duoos